UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

SITO MOBILE, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-37535	13-4122844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Newport Corporate Center, 100 Town Square Place, Suite 204, Jersey City, NJ	07310
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: (201) 275-0555

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Registered Direct Offering

On July 24, 2017, SITO Mobile, Ltd., a Delaware corporation (“SITO”), and institutional investors entered into securities purchase agreements (the “Securities Purchase Agreements”) pursuant to which SITO will issue and sell 1,200,000 shares of its common stock and warrants exercisable for up to approximately 300,000 shares of its common stock for gross proceeds of $6.0 million (the “Offering”).  The shares and warrants are being sold in units, each consisting of one share of common stock and a warrant to purchase 0.25 of one share of common stock, at an offering price of $5.00 per unit. The warrants will be exercisable immediately after the date of issuance, will expire on the fifth anniversary of the initial exercise date and have an exercise price of $6.25 per share. The closing of the Offering is expected to take place on or about July 27, 2017, subject to the satisfaction of customary closing conditions.

The securities described above were offered directly to the investors without a placement agent or underwriter.

The net proceeds of the Offering will be used to repay the entire principal amount outstanding, together with accrued and unpaid interest, under the senior secured note issued pursuant to that certain Revenue Sharing and Note Purchase Agreement, dated October 3, 2014.

The shares of common stock, warrants to purchase common stock and shares of common stock issuable upon exercise of the warrants will be issued pursuant to a prospectus supplement that will be filed with the Securities and Exchange Commission in connection with a takedown from SITO’s effective shelf registration statement on Form S-3 (File No. 333-213221) and the base prospectus dated as of August 29, 2016 (the “Registration Statement’), contained in such Registration Statement.

The description of terms and conditions of the form of warrant and the form of Securities Purchase Agreement set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of warrant and the form of Securities Purchase Agreement, which are attached hereto as Exhibits 4.1 and 10.1, respectively, and incorporated herein by reference and incorporated by reference into the Registration Statement.

SITO’s press release, dated July 24, 2017, announcing the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreements

On July 24, 2017, SITO entered into employment agreements (the “Employment Agreements’”) with each of Mr. Thomas J. Pallack, SITO’s Chief Executive Officer, Mr. Mark Del Priore, SITO’s Chief Financial Officer and Mr. William Seagrave, SITO’s Chief Operating Officer, (each, an “Executive”) setting forth the terms and conditions of each such Executive’s compensation including potential severance and change in control benefits with each such Executive.

Mr. Pallack’s compensation as Chief Executive Officer will consist of (i) an annual base salary of $350,000, (ii) eligibility for an annual cash bonus, (iii) a grant of stock options to purchase 400,000 shares of SITO’s common stock, which will vest ratably over four years, (iv) a grant 1,028,050 restricted stock units (“RSUs”), which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days.

Mr. Del Priore’s compensation as Chief Financial Officer will consist of (i) an annual base salary of $225,000, (ii) eligibility for an annual cash bonus, (iii) a grant of options to purchase 100,000 shares of SITO’s common stock, which will vest ratably over four years, and (iv) a grant of 225,468 RSUs, which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days.

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Mr. Seagrave’s compensation as Chief Operating Officer will consist of (i) an annual base salary of $300,000, (ii) eligibility for an annual cash bonus, (iii) a grant of options to purchase 100,000 shares of SITO’s common stock, which will vest ratably over four years, and (iv) a grant of 225,468 RSUs, which will vest with respect to (A) 20% of such shares in the event the average closing price of SITO’s common stock is at least $7.00 per share for 65 consecutive trading days, (B) an additional 30% of such shares in the event the average closing price of SITO’s common stock is at least $10.00 per share for 65 consecutive trading days and (C) the remaining 50% of such shares in the event the average closing price of SITO’s common stock is at least $15.00 per share for 65 consecutive trading days.

Options and RSU awards to the Executives may be settled in either shares of common stock or cash, at the election of the Company.

2017 Bonus Metrics. For the fiscal year ended December 31, 2017, each Executive’s annual cash bonus will be determined according to two metrics -- SITO’s revenues during the six months ended December 31, 2017 and the number Data Deals (as defined in each Employment Agreement) executed during the year. If SITO’s revenue for the six months ended December 31, 2017 is at least $20.0 million and SITO executes not less than two Data Deals, each Executive will be entitled to a bonus equal to 50% of his base salary. If SITO’s revenue for the six months ended December 31, 2017 is at least $22.5 million and SITO executes not less than three Data Deals, each Executive will be entitled to a bonus equal to 100% of his base salary. If SITO’s revenue for the six months ended December 31, 2017 is at least $25.0 million and SITO executes not less than four Data Deals, each Executive will be entitled to a bonus equal to 200% of his base salary.

Severance Benefits. Each of the Employment Agreements provides that if the respective Executive’s employment is terminated by SITO without cause (as defined in the Employment Agreement) or by the Executive for good reason (as defined in the Employment Agreement), then he will have the right to receive:

●	twelve months of base salary following that termination;

●	a cash bonus equal to 100% of the Executive’s base salary, which amount will be paid in the year following the termination at the time annual bonuses are paid to SITO’s senior executives;

●	accelerated vesting of 100% of the Executive’s initial stock option award set forth above;

●	accelerated vesting of the Executive’s initial RSU award, prorated based on the number of years served prior to termination; and

●	a waiver of the applicable premium otherwise payable for COBRA continuation coverage for him (and, to the extent covered immediately prior to the date of such cessation, his eligible dependents) for a period equal to twelve months.

Change of Control Benefits. Each of the Employment Agreements provides that if the respective Executive’s employment is terminated by SITO without cause or upon resignation by the Executive for good reason, in each case, during the twelve month period following a change in control (as defined in the Employment Agreement) of SITO, all of his unvested restricted stock, stock options and other equity incentives awarded him by SITO will become immediately and automatically fully vested and exercisable (as applicable).

Each Employment Agreement also provides for customary non-competition, non-solicitation and employee no-hire covenants that apply during employment and the twelve month period thereafter and a perpetual confidentiality covenant.

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The description of terms and conditions of the Employment Agreements, the Form of Notice of Stock Option Grant and the Form of RSU Award Agreementset forth herein do not purport to be complete and are qualified in their entirety by the full text of the Employment Agreements the Form of Notice of Stock Option Grant and the Form of RSU Award Agreement, which are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 respectively, and incorporated herein by reference and incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number

4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement

10.2	Employment Agreement dated as of July 24, 2017, by and between SITO Mobile, Ltd. and Mark Del Priore

10.3	Employment Agreement dated as of July 24, 2017, by and between SITO Mobile, Ltd. and William A. Seagrave

10.4	Employment Agreement dated as of July 24, 2017, by and between SITO Mobile, Ltd. and Thomas J. Pallack

10.5	Form of Notice of Stock Option Grant

10.6	Form of RSU Award Agreement

99.1	Press Release dated July 24, 2017

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SITO MOBILE, LTD.
(Registrant)

Date: July 24, 2017	/s/ Thomas J. Pallack
Name: Thomas J. Pallack
Title: Chief Executive Officer

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Exhibit Index

Exhibit Number

4.1	Form of Warrant

10.1	Form of Securities Purchase Agreement

10.2	Employment Agreement dated as of July 24, 2017, by and between SITO Mobile, Ltd. and Mark Del Priore

10.3	Employment Agreement dated as of July 24, 2017, by and between SITO Mobile, Ltd. and William A. Seagrave

10.4	Employment Agreement dated as of July 24, 2017, by and between SITO Mobile, Ltd. and Thomas J. Pallack

10.5	Form of Notice of Stock Option Grant

10.6	Form of RSU Award Agreement

99.1	Press Release dated July 24, 2017

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